                                                                    EXHIBIT 10.7

                                  COVER PAGE

          The capitalized terms of this Lease shall have the meanings ascribed to them below, and each reference to such term in the Lease shall incorporate such meaning therein as if fully set forth therein.

LANDLORD:                    WEEKS REALTY, L.P., a Georgia limited partnership,
                             with its principal office located at 4497 Park
                             Drive, Norcross, Georgia 30093
TENANT:                      INNOTRAC CORPORATION, a corporation duly organized
                             and existing under the laws of the State of
                             Georgia.
LEASED PREMISES:             (a)  Address:  2505 Meadowbrook Parkway
                             (b)  Rentable Area:  53,481 square feet
                             (c)  Project:  Meadowbrook
TERM:                        Three (3) years
COMMENCEMENT DATE:           May 1, 1996
TERMINATION DATE:            April 30, 1999
BASE RENT (PER YEAR)         $267,405.00

                              INNOTRAC CORPORATION

                                LEASE AGREEMENT
                               TABLE OF CONTENTS

SECTION                                                PAGE
-------                                                ----

     1.  LEASED PREMISES...............................   1
     2.  TERM..........................................   1
     3.  RENTAL........................................   1
     4.  DELAY IN DELIVERY.............................   2
     5.  USE OF LEASED PREMISES........................   3
     6.  UTILITIES.....................................   4
     7.  ACCEPTANCE OF PREMISES........................   4
     8.  ALTERATION, MECHANICS' LIENS..................   4
     9.  QUIET CONDUCT/QUIET ENJOYMENT.................   5
    10.  FIRE INSURANCE, HAZARDS.......................   5
    11.  INSURANCE.....................................   5
    12.  INDEMNIFICATION BY TENANT.....................   6
    13.  WAIVER OF CLAIMS..............................   7
    14.  REPAIRS.......................................   7
    15.  SIGNS, LANDSCAPING............................   8
    16.  ENTRY BY LANDLORD.............................   8
    17.  TAXES.........................................   8
    18.  ABANDONMENT...................................   9
    19.  DESTRUCTION...................................  10
    20.  ASSIGNMENT AND SUBLETTING.....................  10

    21.  INSOLVENCY OF TENANT..........................  11
    22.  BREACH BY TENANTS.............................  12
    23.  ATTORNEY'S FEES/COLLECTION CHARGES............  12
    24.  CONDEMNATION..................................  13
    25.  NOTICES.......................................  13
    26.  WAIVER........................................  14
    27.  EFFECT OF HOLDING OVER........................  14
    28.  SUBORDINATION.................................  14
    29.  ESTOPPEL CERTIFICATE..........................  15
    30.  PARKING.......................................  15
    31.  MORTGAGE PROTECTION...........................  15
    32.  PROTECTIVE COVENANTS..........................  15
    33.  GOVERNMENT REGULATIONS
    34.  RELOCATION....................................  16
    35.  BROKERAGE COMMISSIONS.........................  16
    36.  MISCELLANEOUS PROVISIONS......................  16

EXHIBITS:

EXHIBIT "A":    Site Plan
EXHIBIT "B"     Floor Plan of the Leased Premises
EXHIBIT "B-1":  Parking
EXHIBIT "C":    Tenant's Acceptance of Premises
EXHIBIT "D":    Subordination, Non-disturbance and
                Attornment Agreement
EXHIBIT"D":     Special Stipulations

STATE OF GEORGIA

GWINNETT COUNTY

          This Lease Agreement is made this __ day of April, 1996, by and between WEEKS REALTY, L.P., a Georgia limited partnership, hereinafter referred to as "Landlord", and INNOTRAC CORPORATION, hereinafter referred to as "Tenant".

                                LEASED PREMISES

          1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property hereinafter referred to as the LEASED PREMISES, described as approximately 53,481 rentable square feet of office/warehouse at 2505 Meadowbrook Parkway, Duluth, Georgia, Gwinnett County, as shown on the plan attached hereto as Exhibit "A" and by reference incorporated herein. The building in which the Leased Premises are located is herein referred to as the "Building"; and the real property on which the building is situated is herein referred to as the "Land".

                                      TERM

          2.01 TO HAVE AND TO HOLD said Leased Premises for a term of three (3) years, commencing on May 1, 1996, and continuing until midnight on April 30, 1999.

                                     RENTAL

          3.01 As rental for the Leased Premises, Tenant agrees to pay to Landlord, without offset or abatement, the sum of Two Hundred Sixty Seven Thousand Four Hundred Five and 00/100 Dollars ($267,405.00) per year, payable in monthly installments each in the amount of Twenty Two Thousand Two Hundred Eighty Three and 75/100 Dollars ($22,283.75) on or before the first day of each calendar month beginning on May 1, 1996 and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth.
Tenant shall pay interest at a rate of ten percent (10%) per annum on all rental payments not received by Landlord within ten (10) days of the due date thereof. If the Lease shall commence on any date other than the first day of a calendar month, or end on any date, other than the last day of a calendar month, rent for such month shall be prorated. Tenant has deposited with Landlord, upon delivery of this Lease Agreement, an amount equal to Twenty Two Thousand Two Hundred Eighty Three and 75/100 ($22,23.750) Dollars to be applied as first month's rental.

          3.02 The rental provided in paragraph 3.01 "Rental" above, includes an allowance in the amount of Seventy Thousand Five Hundred and 00/100 Dollars ($70,500.00) (the "Allowance") towards the cost of tenant improvements to the Leased Premises on the basis set forth in the plans and specifications attached, or to be attached, hereto in Exhibit "B". The Allowance shall be used for alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Leased Premises, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture or furnishings or other personal property.

In the event the cost of tenant improvements exceeds the Allowance, the excess shall be paid by Tenant to Landlord within thirty (30) days upon Tenant's receipt of Landlord's invoice.

          3.03 In addition to the base rental, Tenant agrees to pay Landlord as additional rental the amounts described in subparagraph (a) below. Each year during the term hereof, Landlord shall give Tenant written notice of its estimate of the amount of common area utility charges (collectively "Charges") for the Lease Premises for the calendar year. Tenant shall, thereafter, during that calendar year, pay to Landlord one-twelfth (1/12) of the amount set forth in said statement at such time as its monthly installments of base rental hereunder are due and payable. At such time as Landlord is able to determine the actual Charges for such calendar year, Landlord shall deliver to Tenant a statement thereof and in the event the estimated Charges differ from the actual Charges, any adjustment necessary shall be made to additional rental payments next coming due under this paragraph.

          (a) In the event any utilities furnished to the Building or the Leased Premises are not separately metered, Tenant shall pay to Landlord, as additional rental, the gas, water, electricity, fuel, light and heat, garbage collection services and for all other sanitary services rendered to the Leased Premises used by Tenant. Tenant's amount shall be determined on the basis of the size of the Leased Premises, unless Landlord determines that Tenant's use of the Leased Premises justifies a disproportionate allocation of utility costs to Tenant.

          (b) Landlord agrees to maintain those areas around the Building and in the Project, including parking areas, planted areas, signs and landscaped areas which are from time to time designated by Landlord. Tenant agrees to pay to Landlord as additional rental the amount of $805.00 per month for the first year of the lease term for common area charges and expenses for the Building and the Land ("CAM Charges") which shall increase at a rate of six percent (6%) each year during the term of the lease. The term "grounds maintenance" shall include, without limitation, all landscaping, planting, lawn and grounds care, irrigation costs, all repairs and maintenance to the grounds, signs and other common areas around the Building and in the Project and to all sidewalks, driveways, loading areas and parking areas. CAM Charges shall not include items of a capital nature.

          3.04 Tenant agrees to pay as additional rent to Landlord, upon demand, any utility surcharges, or any other costs levied, assessed or imposed by, or at the discretion of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any Federal, State, Municipal or local governmental authorities in connection with the use or occupancy of the Leased Premises.

                        DELAY IN DELIVERY OF POSSESSION

          4.01 If Landlord, for any reason whatsoever, cannot deliver possession of the Leased Premises to Tenant at the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the commencement of the term and the time when Landlord can deliver possession. If delay is longer than three (3) months, Landlord will provide Tenant such space (not exceeding in area the Leased Premises) as Landlord may have available, until the Leased Premises can be completed, at no charge to Tenant. The term of this Lease shall be extended by such delay.

                             USE OF LEASED PREMISES

          5.01 The Leased Premises may be used and occupied only for general manufacturing and assembly, testing, warehousing and distribution, showroom and offices and for no other purpose or purposes, without Landlord's prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use. Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way increase the fire insurance upon the building. Tenant will not perform any act or carry on any practices that may injure the building or be a nuisance or menace to tenants of adjoining premises. Tenant shall not cause, maintain or permit any outside storage on or about the Leased Premises, including pallets or other refuse. The rear loading areas of the Tenant's unit must be clean and unobstructed. On or before the Commencement Date, Tenant shall take possession of, and, thereafter, continuously occupy the Leased Premises during the term of this Lease, and operate between the normal business operations of Tenant.

          5.02 Tenant shall, at Tenant's sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant's operations at, on or within, or to Tenant's use and occupancy of, the Leased Premises. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or released of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release or hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Leased Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous materials on the Leased Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the Leased Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

                                   UTILITIES

          6.01 Landlord shall not be liable in the event of any interruption in the supply of any utilities. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in writing by Landlord.
Tenant shall be solely responsible for and shall pay all charges for use or consumption of sanitary sewer, water, gas, electricity and any other utility services. In the event Landlord determines that it is advisable to separately meter any utility services provided to the Leased Premises, Landlord shall have the right to install a sub-meter and bill Tenant for the actual cost thereof, which shall be paid to Landlord within fifteen (15) days following billing.

                             ACCEPTANCE OF PREMISES

          7.01 By entry hereunder, Tenant acknowledges that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease, and as suited for the uses intended by Tenant. Upon delivery of possession of the Leased Premises to Tenant, Tenant agrees to execute and deliver to Landlord a Tenant's Acceptance of Premises, in the form attached hereto as Exhibit "C".

                         ALTERATION, MECHANICS' LIENS'

          8.01 Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures shall at Landlord's option become part of the realty and belong to the Landlord.

          8.02 Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations.

          8.03 Notwithstanding anything in paragraph 8.02 above, Tenant may, upon written consent of Landlord, install trade fixtures, machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear only excepted. Tenant shall keep the Leased Premises, the building and property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work provided for above, shall be done at such times and in such manner as Landlord may from time to time designate. Tenant shall give Landlord written notice five (5) days prior to employing any laborer or contractor to perform work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility.

                         QUIET CONDUCT/QUIET ENJOYMENT

          9.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building or any building in the project in which the Leased Premises are located.

          9.02 So long as Tenant is not in default in the payment of rent, or other charges or in the performance of any of the other terms, covenants, or conditions of the Lease, Tenant shall not be disturbed by Landlord or anyone claiming by, through or under Landlord in Tenant's possession, enjoyment, use and occupancy of the Leased Premises during the original or any renewal term of the Lease or any extension or modification thereof.

                            FIRE INSURANCE, HAZARDS

          10.1 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance upon the building or cause the cancellation of any insurance policy covering the building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, building and appurtenances.

                                   INSURANCE

          11.01 (a) Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than Three Million Dollars ($3,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of any one person, and in the amount of not less than Fifty Thousand Dollars ($50,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy (which certificate shall contain the insurer's waiver of subrogation rights exercisable against the Landlord) within thirty (30) days of the commencement date of this Lease and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall name Landlord as an additional insured and shall be primarily and non-contributing with any insurance carried by Landlord. The policy shall contain a contractual liability endorsement. The policy shall further provide that it shall not be canceled or altered without twenty (20) days prior written notice to Landlord.

          (b) Tenant shall maintain in full force and effect on all of its inventory, fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, and Landlord will sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement of this Lease, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

          (c) Landlord shall obtain and keep in force at Tenant's sole cost and expense during the term of this Lease a policy or policies of insurance covering loss or damage to the Leased Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount of promissory notes secured by liens on the Leased Premises against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage. Said insurance shall provide for payment of loss thereunder to Landlord or to the holders of mortgages or deeds of trust on the Leased Premises. The insuring party shall in addition, obtain and keep in force during the term of this Lease a policy of rental income insurance covering a period of one (1) year, which insurance shall also cover all real estate taxes and insurance costs for said period. If such insurance coverage has a deductible clause, Tenant shall be liable for the deductible amount. Upon demand by Landlord, Tenant shall promptly pay the cost of such insurance coverage as additional rent.

          (d) If the Leased Premises are part of a larger building, or if the Leased Premises are part of a group of buildings owned by Landlord, which are adjacent to the Leased Premises, then Tenant shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Leased Premises.

          (e) All policies of insurance shall provide that the insurers waive any right of subrogation against Landlord or Tenant.

                           INDEMNIFICATION BY TENANT

          12.01 Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Leased Premises (other than those arising solely from negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel, chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims in respect thereof against Landlord.

          12.02 Landlord shall indemnify and hold harmless Tenant against and from any and all claims for bodily injury, death or property damage, to the extent caused solely by Landlord's negligence or misconduct, or arising from the conduct of its business or from any activity, work, or thing done by the Landlord within the Building or on the Land.

          12.03 The obligations of Landlord and Tenant under this paragraph arising by reason of any occurrence taking place during the term of this Lease shall survive the termination or expiration of this Lease.

                                WAIVER OF CLAIMS

          13.01 Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to Tenant, its agents, employees, invitees, or third person in or about the Leased Premises from any cause arising at any time.

                                    REPAIRS

          14.01 Tenant shall, at its sole cost, keep and maintain the Leased Premises and appurtenances and every part thereof (excepting exterior walls and roofs which Landlord agrees to repair) including by way of illustration and not by way of limitation all windows, and skylights, doors, any store front and the interior of the Leased Premises, including all pluming, heating, air conditioning, sewer, electrical systems and all fixtures and all other similar equipment serving the Leased Premises in good and sanitary order, condition, and repair. Tenant shall be responsible for all pest control within the Leased Premises; including, but not limited to the eradication of any ants or terminates should infestation be observed during the term of the Lease. To the best of Landlord's knowledge, the Leased Premises is free of any insects or rodents. Tenant shall, at its sole cost, keep and maintain all utilities, fixtures and mechanical equipment used by Tenant in good order, condition and repair. All windows shall be washed and cleaned as often as necessary to keep them clean and fee from smudges and stains. In the event Tenant fails to maintain the Leased Premises as required herein or fails to commence repairs (requested by Landlord in writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord shall have the right in order to preserve the Leased Premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of twelve percent (12%) per annum from the date of making such payments. Landlord agrees to inspect the mechanical equipment in the Leased Premises to insure it is in good working order at lease commencement.

          14.02 Landlord agrees to keep in good repair the roof, foundations, and exterior walls of the Leased Premises except repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees. Landlord gives to Tenant exclusive control of Leased Premises and shall be under no obligations to inspect said Leased Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and Landlord shall move with reasonable diligence to repair such item. Failure to report such obvious, known defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects.

          14.03 Tenant shall obtain upon occupancy and keep current during the lease term a service maintenance contract on the heating, ventilation and air conditioning (HVAC) equipment serving the Leased Premises. The contract shall be between Tenant and a dealer-authorized company acceptable to Landlord, and shall at a minimum provide for an equipment check and tune-up service each spring and fall, and filter and lubrication service every three months. A copy of said contract shall be provided to Landlord, as well as any modification, extension, renewal or replacement thereof.

                               SIGNS, LANDSCAPING

          15.01 Landlord shall have the right to control landscaping and Tenant shall make no alterations or additions to the landscaping. Landlord shall have the right to approve the placing of signs and the size and quality of the same. Tenant shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord. Landlord shall provide, at its cost and expense, building standard signage.

                               ENTRY BY LANDLORD

          16.01 Upon reasonable notice, Tenant shall permit Landlord and Landlord's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building, or for the purpose of making repairs, alterations, or additions to any portion of the building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Leased Premises to prospective tenants, or placing upon the building any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within six (6) months prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises.

                                     TAXES

          17.01 (a) Tenant shall, as additional rent, pay and discharge, on or before the last day on which the same may be paid without penalty, "all taxes", (as hereinafter defined) which shall or may during the term be levied, assessed or imposed on or become a lien upon or grow due or payable out of or for or by reason of the Leased Premises or any part thereof, only if caused by Tenant or the Landlord's interest in the real property described on Exhibit "A" hereto. For the purposes hereof "taxes" means all taxes at any time imposed by the United States of America or by any state, city, county or other political or taxing subdivision thereof upon or against this Lease, the Leased Premises, the use or occupancy thereof, the buildings, improvements or personalty thereon, and all assessments imposed subsequent to the execution and delivery of this lease by both Landlord and Tenant (including assessments for benefits from public works or improvements, whether commenced or completed prior to the commencement of the term hereof and whether or not to be completed within said term), levies, license fees, permit fees, water rents and charges, sewer rents, excises, franchises, imposts, interest, costs, penalties and charges, general and special, ordinary and extraordinary, of whatever name, nature and kind, and whether or not within the contemplation of the parties hereto, which are now or may hereafter be levied, assessed, charged or imposed upon or against this Lease, the Leased Premises, the use or occupancy thereof, or the building, improvements or personal property thereon or which are or may become a lien on any thereof. Notwithstanding anything hereinabove to the contrary, "taxes" shall not include any penalties or interest imposed or incurred because of Landlord's dilatory payment, unless the delay in payment is due to Tenant's breach of its obligations under this Section 17.

          (b) All assessments imposed upon the Leased Premises during the final year of the term of this Lease for public improvements which shall benefit the Leased Premises after the expiration of this Lease shall be equitably pro rated, so that only the portion of such assessments properly allocable to the term of this Lease shall be included in determining Tenant's share of "taxes" in accordance with Section 16.01(a) above.

          17.02 Tenant shall pay as additional rent the amount of all taxes, other than income taxes, upon or measured by the rent payable hereunder, whether as a sales tax, transaction privilege tax, excise tax, or otherwise, which additional rent shall be due and payable at the same time as each installment of basic rent.

          17.03 Joint Assessment. If the Leased Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included with the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

          17.04 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Leased Premises or elsewhere.

                                  ABANDONMENT

          18.01 Tenant shall not vacate nor abandon the Leased Premises at any time during the term of this Lease, unless agreed to in writing by both Landlord and Tenant; and if Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.

                                  DESTRUCTION

          19.01 If the Leased Premises or any portion thereof are destroyed by storm, fire, lightning, earthquake or other casualty, Tenant shall immediately notify Landlord. In the event the Leased Premises cannot, in Landlord's judgment, be restored within one hundred twenty (120) days of the date of such damage or destruction, this Lease shall terminate as of the date of such destruction, and all rent and other sums payable by Tenant hereunder shall be accounted for as between Landlord and Tenant as of that date. Landlord shall notify Tenant within thirty (30) days of the date of the damage or destruction whether the Leased Premises can be restored within one hundred twenty (120) days. If this Lease is not terminated as provided in this paragraph, Landlord shall, to the extent insurance proceeds payable on account of such damage or destruction are available to Landlord (with the excess proceeds belonging to Landlord), within a reasonable time, repair, restore, rebuild, reconstruct or replace the damaged or destroyed portion of the Leased Premises to a condition substantially similar to the condition which existed prior to the damage or destruction. Provided, however, Landlord shall only be required to repair, restore, rebuild, reconstruct and replace the Landlord's Work shown on Exhibit "B", and Tenant shall, at its sole cost and expense, upon completion of the Landlord's Work, repair, restore, rebuild, reconstruct and replace, as required, any and all improvements installed in the Leased Premises by Tenant and all trade fixtures, personal property, inventory, signs and other contents in the Leased Premises, and all other repairs not specifically required of Landlord hereunder, in a manner and to at least the condition existing prior to the damage. Tenant's obligation to pay Base Rent shall abate until Landlord has repaired, restored, rebuilt, reconstructed or replaced the Leased Premises, as required herein, in proportion to the part of the Leased Premises which are unusable by Tenant. If the damage or destruction is due to the act, neglect, fault or omission of Tenant, there shall be no rent abatement except to the extent of rent loss insurance. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Premises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the Leased Premises are located on the same terms as this Lease. Notwithstanding the provisions of this paragraph, if any such damage or destruction occurs within the final two (2) years of the term hereof, then Landlord, in its sole discretion, may, without regard to the aforesaid 120 day period, terminate this Lease by written notice to Tenant.

                           ASSIGNMENT AND SUBLETTING

          20.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the building and property that are the subject of this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. If all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease. In the event that Tenant sublets the Leased Premises or any part thereof, or assigns this Lease and at any time receives rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 50% of the gross excess in such rent as such rent is received by Tenant and 50% of any other consideration received by Tenant from such subtenant in connection with such sublease or, in the case of any assignment of this Lease by Tenant, Landlord shall receive 50% of any consideration paid to Tenant by such assignee in connection with such assignment. In addition, should Landlord agree to an assignment or sublease agreement, Tenant will pay to Landlord on demand the sum of $500.00 to partially reimburse Landlord for its costs, including reasonable attorneys' fees, incurred in connection with processing such assignment or subletting request.

                              INSOLVENCY OF TENANT

          21.01 Either (a) the appointment of a trustee to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointments, assignments or action continues for a period of thirty (30) days, constitute a breach of this Lease by Tenant, and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

                               BREACH BY TENANTS

          22.01 In the event of a default, Landlord in addition to any and all other rights or remedies that it may have hereunder, at law or in equity shall have the right to either terminate this Lease or from time to time, without terminating this Lease relet the Leased Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and conditions as Landlord in its sole discretion may deem advisable with the right to make reasonable alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting or in making such reasonable alterations and repairs. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

          22.02 No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of notice of such termination; upon such termination Landlord shall recover from Tenant all damages that Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and attorneys' fees actually incurred) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair to the Leased Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord shall have and recover from Tenant the difference between the present value (discounted at a rate per annum equal to the discount rate of the Federal Reserve Bank of Atlanta at the time the Event of Default occurs) of the rental to be paid by Tenant for the remainder of the lease term, and the present value (discounted at the same rate) of the rental for the Leased Premises for the remainder of the lease term, taking into account the cost, time and other factors necessary to relet the Leased Premises; provided, however, that such payment shall not constitute a penalty or forfeiture, but shall constitute full liquidated damages due to Landlord as a result of Tenant's default. Landlord and Tenant acknowledge that Landlord's actual damages in the event of a default by Tenant under this Lease will be difficult to ascertain, and that the liquidated damages provided above represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended not as a penalty, but as full liquidated damages, as permitted by Section 13-6-7 of the Official Code of Ga. Annotated.

                      ATTORNEY'S FEES/COLLECTION CHARGES'

          23.01 If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigant at trial and on any appeal. If, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all loss, liability, and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with such litigation.

                                  CONDEMNATION

          24.01 If, at any time during the term of this Lease, title to the entire Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally and commercially impossible for Tenant to occupy the portion of the Leased Premises remaining, and impossible for Tenant to reasonably conduct his trade or business therein.

          24.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant an impossibility, then this Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent proportionate to such taking.

          24.03 In the event of any such taking or transfer, whether of the entire Leased Premises, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise. Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, moving expenses, damage to, and cost of, trade fixtures, furniture and other personal property belonging to Tenant and Landlord will have no interest in or claim to any such sums or any portion thereof; provided, however, that Tenant shall make no claim which shall diminish or adversely affect any award claimed or received by Landlord.

                                    NOTICES

          25.02 All notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointment, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, (i) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (ii) by recognized overnight, third party prepaid courier service (such as Federal Express), requiring signed receipt; (iii) by delivering the same in person to such party; or (iv) by prepaid telegram, telecopy or telex with delivery of an original copy of any such notice delivered pursuant to (ii) or (iii) above to be received no later than the next business day. Notice personally delivered or sent by courier service, telegram, telecopy or telex shall be effective upon receipt. Any notice mailed in the foregoing manner shall be effective three (3) business days after its deposit in the United States mail. Either party may change its address for notices by giving notice to the other as provided above. For purposes of notice, the addresses of the parties shall be as follows:

     (a)  To Tenant at 1828 Meca Way, Norcross, Georgia 30093
     (b) To Landlord, addressed to Landlord at 4497 Part Drive, Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

                                     WAIVER

     26.01 The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                             EFFECT OF HOLDING OVER

     27.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy, except that the rent payable pursuant to subparagraph 3.01 hereof shall be 125% of the rent payable pursuant to subparagraph 3.01.

                                 SUBORDINATION

     28:01 This lease, at Landlord's option, shall be subordinate to any ground lease, first priority mortgage, first priority deed of trust, or first priority security deed now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.

     28.02 Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any such ground lease, mortgage, deed of trust, or security deed, as the case may be, including specifically a subordination, non-disturbance and attornment agreement in the form hereto attached as Exhibit "D", and failing to do so within ten (10) business days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so. If requested to do so, Tenant agrees to attorn to any person or other entity that acquires title to the real property encompassing the Leased Premises, whether through judicial foreclosure, sale under power, or otherwise, and to any assignee of such person or other entity.

                              ESTOPPEL CERTIFICATE

     29.01 Upon ten (10) business days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may require and stating but not limited to the following: (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by Tenant and (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder.

                                    PARKING

     30.01 Tenant agrees to park all Tenant's trucks in the parking spaces designated on the attached Exhibit B-1. "Parking" as used herein means the use by Tenant's employees, its visitors, invitees, and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or visits to the Leased Premises. No vehicle may be repaired of serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. No areas outside of the Leased Premises shall be used by Tenant for storage without Landlord's prior written permission. There shall be no parking permitted on any of the streets or roadways located in Meadowbrook.

                              MORTGAGEE PROTECTION

     31.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed or trust or holder of a security deed or mortgage covering the Leased Premises whose address shall have been furnished it, and shall offer such beneficiary or holder a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                              PROTECTIVE COVENANTS

     32.01 This lease is subject to the Protective Covenants of Meadowbrook, and to such rules and regulations as may hereafter be adopted and promulgated. In addition, Tenant shall comply with all covenants, restrictions and other matters of record in the deed records of the county in which the Leased Premises are located which affect or encumber the Leased Premises, the Building or the Land.

                                   RELOCATION

     33.01  Intentionally Deleted

                             BROKERAGE COMMISSIONS

     34.01 Tenant's Agent and Landlord's Agent (collectively, "Agent") shall each be entitled to receive a commission in the amounts, and upon the terms and conditions, contained in a commission agreement between Landlord and such parties.

     34.02 Tenant warrants and represents to Landlord that, other than Agent, no other party is entitled as a result of the actions of Tenant, to a commission or other fee resulting from the execution of this Lease; and in the event Tenant extends or renews this Lease, or expands the Leased Premises, and Tenant's Agent is entitled to a commission under the above-referenced commission agreement, Tenant shall pay all commissions and fees payable to any party (other than Tenant's Agent) engaged by Tenant to represent Tenant in connection therewith. Landlord warrants and represents to Tenant that, except as set forth above, no other party is entitled, as a result of the actions of Landlord, to a commission or other fee resulting from the execution of this Lease. Landlord and Tenant agree to indemnify and hold each other harmless from any loss, cost, damage or expense (including reasonable attorneys' fees) incurred by the nonindemnifying party as a result of the untruth or incorrectness of the foregoing warranty and representation, or failure to comply with the provisions of this subparagraph.

     34.03 Tenant's Agent is representing Tenant in connection with this Lease, and is not representing Landlord. Landlord's Agent, or employees of Landlord or its affiliates, are representing Landlord and are not representing Tenant.

     34.04 The parties acknowledge that certain officers, directors, shareholders, or partners of Landlord or its general partner(s), are licensed real estate brokers and/or salesmen under the laws of the State of Georgia. Tenant consents to such parties acting in such dual capacities.

                            MISCELLANEOUS PROVISIONS

     A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

     B. The headings or titles to paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part of this Lease.

     C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

     D. Where the consent of a party is required, such consent will not be unreasonably withheld.

     E. This Lease shall crate the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in paragraph 20.01 hereof.

     F. Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

     G. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

     H. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of rent shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent, or pursue any other remedies available to Landlord.

     I. Subject to paragraph 20, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant. In the event of any conveyance by Landlord of its interest in and to the Leased Premises, the Building or the Land, all obligations under this Lease of the conveying party shall cease and Tenant shall thereafter look solely to the party to whom the Leased Premises were conveyed for performance of all of Landlord's duties and obligations under this Lease.

     J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant.

     K.   This Lease shall be governed by Georgia law.

     L.   Time is of the essence of each term and provision of this Lease.

     M. Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord. Upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, and shall incorporate this Lease by reference.

     N. Landlord's liability for performance of its obligations under the terms of this Lease shall be limited to its interest in the Leased Premises.



                    (SIGNATURES CONTAINED ON FOLLOWING PAGE)

     IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.


Signed, sealed and delivered        LANDLORD:
as to Landlord, in the
presence of:                        WEEKS REALTY, L.P.,
                                     a Georgia limited partnership

/s/                                 By:  Weeks Corporation,
-----------------------------        a Georgia corporation,
                                     its sole general partners

/s/                                 By:  /s/ A.R. Weeks, Jr.
-----------------------------           ---------------------
Notary Public                       Name:  A.R. Weeks, Jr.
                                    Its:  Chairman/CEO

                                           (Corporate Seal)



Signed, sealed and delivered        TENANT:
as to Landlord, in the
presence of:                        INNOTRAC CORPORATION


Nyra P. Williams                    By:  /s/ David Ellin
-----------------------------           ---------------------
                                    Name:  David Ellin
                                          -------------------
                                    Its:  Vice President
                                         --------------------


/s/ Nyra P. Williams
-----------------------------
Notary Public

                                    ATTEST:


                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Its:
                                         -------------------------------

                                                (Corporate Seal)

                                  EXHIBIT "C"

                            ACCEPTANCE OF PREMISES


Lessee:                       Innotrac Corporation
                             ---------------------------------------------------

Lessor:                       Weeks Realty, L.P.
                             ---------------------------------------------------

Date Lease Signed:            April 1, 1996
                             ---------------------------------------------------

Term of Lease:                3 (Three) Years
                             ---------------------------------------------------


Address of Leased Premises:  Suite ________ containing approximately 53,481
2505 Meadowbrook Parkway     square feet, located at
Duluth, Georgia


                              Duluth, Georgia
                             ---------------------------------------------------

Commencement Date             May 1, 1996
                             ---------------------------------------------------

Expiration Date:              April 30, 1999
                             ---------------------------------------------------


The above described premises are accepted by Lessee as suitable for the purpose for which they were let. The above described lease term commences and expires on the dates set forth above. Lessee acknowledges that it has been received from Lessor ____________ number of keys to the leased premises. It is understood that there is a punch list which will be completed after move-in and will be an exhibit to the Tenant Estoppel.

LESSEE

Innotrac Corporation
-------------------------------
     (Type Name of Lessee)
                                    WITNESS

By:  /s/ T. Hawkins                  /s/ Nyra O. Williams
    ---------------------------     ------------------------------
     (Signature)                     (Signature)

Terri Hawkins, Office Manager       Innotrac Corporation
-------------------------------     ------------------------------
     (Type Name and Title)             (Company)

                                  EXHIBIT "D"

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------

     THIS AGREEMENT, made as of the __ day of _________, 1995, between _________________ with offices at ____________________("Tenant") and
_______________________________ (herein, together with its successors, transferees and assigns, the "Mortgagee");

                              W I T N E S S E T H:

     WHEREAS, Mortgagee is about to or has theretofore granted to ________________, a Georgia limited partnership (the "owner") a first mortgage loan, which loan is secured by a security deed (herein "Mortgage") dated as of ______, 199_ and duly recorded on ______, 199_ in the land records of Gwinnett County, Georgia; and

     WHEREAS, the Mortgage is to be a first and prior lien upon the Owner's fee estate in the real property described in Exhibit "A" annexed hereto ("Mortgaged Premises"); and

     WHEREAS, Tenant is occupying a portion of the Mortgaged Premises under a lease dated as of _____________, 199___ in which Owner is Landlord (the "Lease") covering that portion of the Mortgaged Premises therein more particularly described (the "Leased Premises"); and

     WHEREAS, Tenant desires to be assured of its continued and undisturbed occupancy of the Leased Premises should the Mortgage be foreclosed or the Mortgaged Premises sold pursuant to any power of sale contained therein and Mortgagee is agreeable thereto.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and in further consideration of the sum of ONE DOLLAR ($1.00) each to the other in hand paid, the receipt whereof is hereby acknowledged, Tenant and Mortgagee mutually covenant and agree as follows:

     FIRST:   The Lease and all of Tenant's rights, interest and estate therein and thereunder are hereby made subject and subordinate to the lien of the Mortgage and to any extensions, renewals, replacements, modifications, additions or consolidations thereof and to all rights, title and interest of Mortgagee and its successors and assigns therein and thereunder.

     SECOND: In the event, however, proceedings shall ever be instituted by Mortgagee to foreclose or liquidate the Mortgage, the Tenant's possession of its leased portion of the Mortgaged Premises shall not be disturbed by the foreclosure proceedings and the Mortgaged Premises shall be sold at any foreclosure sale subject to Tenant's possession on condition that:

     (a) there shall be, at the time of commencement of foreclosure proceedings, as well as all subsequent times, no default by Tenant in the due and timely observance and performance of any covenant and agreement in the Lease to be observed and performed by Tenant; and

     (b) the Tenant shall not have entered into any agreement modifying any term, condition or agreement of the Mortgagee-approved Lease without the prior written consent of Mortgagee.

          THIRD: Tenant shall attorn to Mortgagee while Mortgagee is in possession of the Mortgaged Premises, or to a Receiver appointed in any action or proceeding to foreclose the Mortgage. In the event of the completion of foreclosure proceedings and sale of the Mortgaged Premises or in the event the Mortgagee should otherwise acquire possession of the Mortgaged Premises, the Tenant will promptly upon demand attorn to the purchaser at the foreclosure sale or to the Mortgagee, as the case may be, and will recognize such purchaser or the Mortgagee as the Tenant's landlord. The Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Mortgagee or the purchaser at the foreclosure sale, as the case may be, any instrument which may be necessary or appropriate to such successor landlord to evidence such attornment. The Tenant shall, upon demand of the Mortgagee or any Receiver or purchaser at the foreclosure sale, pay to the Mortgagee or to such Receiver or purchaser, as the case may be, all rental monies then due or as they thereafter become due.

          FOURTH: Upon the attornment provided for in preceding Paragraph THIRD the Tenant's occupancy shall thereafter be in full force and effect as under a direct Lease between Mortgagee, the Receiver or the purchaser at the foreclosure sale, as the case may be, and Tenant. It is specifically understood and agreed that Mortgagee or any such Receiver or purchaser shall not be:

          (a) liable for any act, omission, negligence or default of any prior landlord, or

          (b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord; or

          (c) bound by any rent or additional rent which Tenant might have paid for more than one month in advance to any prior landlord; or

          (d) bound by any amendment or modification of the Lease made without the prior written consent of the Mortgagee.

          FIFTH:    On and after the date Tenant in good standing attorns to
     Mortgagee or any Receiver or subsequent owner in pursuance of its agreement herein set forth, Mortgagee, the Receiver or such subsequent owner will undertake and perform all subsequent obligations of the Landlord as set forth in the Lease for the benefit of and undisturbed occupancy of Tenant under the Lease.

          SIXTH:    Tenant agrees it will not amend, modify nor abridge the
     Lease in any way, nor cancel or surrender the same without prior written approval of the Mortgagee other than by reason of a continued uncured material default of the landlord under the Lease, nor will the Lease ever merge into the fee in the event that Mortgagee acquires fee title to the Mortgage Premises.

          SEVENTH: Any notices or other communication to be given hereunder by either party shall be in writing and shall be deemed to have been sufficiently given or served for all purposes if sent by registered or certified mail with return receipt requested to the other party hereto at its address above stated or such other address of which written notification has been timely given to the other party.

          EIGHTH: Mortgagee has and shall have the continuing right to execute and record in the Land Records of Gwinnett County, Georgia at any time, in its unilateral discretion, a Declaration of Subordination for the purpose of thereby subordinating its rights, title and interest in and under the Mortgage to the rights, title and interest of Tenant under the Lease. Such Declaration of Subordination shall, at Mortgagee's election, operate, function and be in full force and effect for whatever period of time Mortgagee declares therein that it shall be in force not exceeding the term of the Lease and any extensions thereof and the said Declaration may be voided unilaterally by Mortgagee when it so elects.

          NINTH: Tenant waives any and all rights it may have to execute and record after the date hereof any document purporting to again or further subordinate its right, title or interest under the Lease to the lien of either the Mortgage or any other mortgage or deed of trust or any ground lease or any agreement modifying or amending the Mortgage except with the written consent of Mortgagee.

          TENTH: This Agreement cannot be changed orally but only in writing signed by both parties hereto.

          ELEVENTH: This Agreement may be recorded by either party at its own expense in the Land Records of Gwinnett County, Georgia whenever, in its sole discretion, either party elects so to do.

          TWELFTH: All of the terms, covenants and conditions hereof shall run with the Mortgaged Premises and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, acknowledged and delivered the day and year first above written.

SIGNED, SEALED AND DELIVERED    TENANT:
in the presence of:


-----------------------------   BY:
                                    ------------------------------
-----------------------------


                                MORTGAGEE:

-----------------------------   BY:
                                    ------------------------------
-----------------------------


          The undersigned Owner of the leased and mortgaged premises hereby consents to the foregoing Agreement and agrees to be bound by and subject to the terms thereof.

                                  EXHIBIT "E"

                             SPECIAL STIPULATIONS


OPTION TO RENEW:

  (a) Provided Tenant is not then in default beyond any applicable notice and cure period provided for herein, Tenant shall have the option to renew this Lease for one (1) two (2) year term. Such option may be exercised by written notice to Landlord of its intention to renew at least six (6) months prior to the expiration of the initial term of this Lease. The renewal term shall be on the same terms and conditions as contained herein for the initial term of this Lease, except as expressly provided herein to the contrary with respect to Base Rent and except for such as are, by their terms, inapplicable to a renewal term.

            It is expressly understood that Tenant shall have no option to extend the term of this Lease if at the time of such attempted exercise of the option this Lease is not then in full force and effect and if Tenant is then in default of any terms and conditions of this Lease beyond any applicable notice and cure period provided for herein.

            The Base Rental for the renewal term shall be $5.50 per square foot per annum, payable in monthly installments on or before the first day of each calendar month in the renewal term.